Discontinued operations	12 Months Ended
Dec. 31, 2019
Discontinued operations
Discontinued operations

Note 5 – Discontinued operations

On December 14, 2017, the Company entered into a sale agreement and related agreements (the “EDLC Agreements”) to transfer its Electric Double-Layer Capacitor (“EDLC”) carbon business (including intellectual property rights and equipment) to Zhejiang Apeikesi Energy Co., Ltd. (the “Buyer”), a PRC start-up company controlled by Dr. Zaihua Chen, the Registrant’s former Chief Technology Officer. Pursuant to the EDLC Agreements, total purchase price was approximately $2.5 million (RMB 16 million) (the “Purchase Price”). The purchase price is payable in ten years with initial payment of approximately $0.7 million (RMB 4.48 million) due in fiscal 2017. The remaining purchase price shall be paid in nine equal installments in the following nine years. The Buyer is required to pay annual interest on the remaining purchase price at the PRC prime borrowing rate.

On June 26, 2019, the Company entered a share transfer agreement to sell all of its shares in Tantech Energy to an unrelated third party with a consideration of RMB 6,500,000 (approximately US$941,000). The Company completed the disposition process in July 2019. The Company recorded a loss of $569,891 on disposal of Tantech Energy which was included in the loss from disposal of discontinued operations on statements of comprehensive income (loss).

During the year ended December 31, 2018, the Company closed the business operation of Lishui Zhongzhu and Tantech Babiku, due to business strategy change. In connection with the discontinued operations of the above businesses, the revenue and expenses for the year ended December 31, 2017 have been retrospectively reclassified as discontinued operations.

The aggregated financial results of the discontinued business are set forth below.

	December 31,	December 31,
	2019	2018
Cash and cash equivalent	$—	$32,919
Accounts receivable	—	5,257,684
Inventory	—	475,827
Advances to suppliers	—	2,647,415
Prepaid value-added taxes	—	72,742
Other receivables	—	26,567
Total current assets from discontinued operations	—	8,513,154

Accounts receivable from EDLC business	—	1,235,489
Property, plant and equipment, net	—	6,012,285
Intangible assets, net	—	1,310,741
Total non-current assets from discontinued operations	—	8,558,515
Total assets from discontinued operations	—	17,071,669

Accounts payable	—	1,038,888
Customer deposits	—	337,743
Taxes payable	—	140,212
Accrued liabilities and other payables	—	145,409
Total current liabilities from discontinued operations	—	1,662,252
Total liabilities from discontinued operations	$—	$1,662,252

	For the period
	from January 1	Year ended	Year ended
	to July 31,	December 31,	December 31,
	2019	2018	2017
Revenue	$3,803,430	$9,107,922	$4,189,190
Cost of revenues	4,048,640	9,116,707	2,097,436
Gross profit (loss)	(245,210)	(8,785)	2,091,754
Operating expenses	629,525	3,164,918	1,270,723
(Reversal of) Bad debt provision	(1,144,417)	(1,477,631)	2,916,445
Income (loss) from operations	269,682	(1,696,072)	(2,095,414)
Other income, net	797	1,779,439	2,168,132
Income before income taxes	270,479	83,367	72,718
Income taxes	—	—	7,168
Income from discontinued operations, net of tax	$270,479	$83,367	$65,550